SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No.     )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|     Preliminary proxy statement.
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).
|X|     Definitive proxy statement.
|_|     Definitive additional materials.
|_|     Soliciting material pursuant to Rule 14a-12.


                               The Westwood Funds
                               ------------------
                (Name of Registrant as Specified in its Charter)


                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

        |X|    No fee required.

        |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

               (1) Title of each class of securities to which transaction applies: N/A
               (2) Aggregate number of securities to which transaction applies:
                   N/A
               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
               (4) Proposed maximum aggregate value of transaction: N/A
               (5) Total fee paid: $0

        |_|    Fee paid previously with preliminary materials.

        |_|    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:  N/A
               (2) Form, Schedule or Registration Statement No.:  N/A
               (3) Filing Party:  N/A
               (4) Date Filed:  N/A

                               THE WESTWOOD FUNDS
                                  (the "Trust")
                              Westwood Realty Fund
                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580




                                                                    May 16, 2005


Dear Shareholder:

        Enclosed is a notice and a proxy statement concerning a special meeting of shareholders of the Westwood Realty Fund (the "Fund"). This proposal is very important. The matter you are being asked to vote on is the approval of a change in the investment objective of the Fund. The proposal is described more fully in the enclosed proxy statement. The Board of Trustees of the Trust (the "Trustees") has reviewed this proposal and recommends that you approve it after you carefully study the enclosed materials. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or by following the instructions located on your proxy card to vote via the Internet or touch-tone telephone.

Q.      What is the proposal about?

A. The Trustees of the Trust have determined that it is in the best interests of the Fund to proactively change the Fund's orientation to an income-oriented strategy and to enable the Fund to hold significant positions in securities other than real estate investment trusts ("REITs"). To this end, the Trustees have approved, and are recommending to shareholders for their approval, a change in the investment objective of the Fund to remove its requirement that the Fund invest primarily in companies that are engaged in real estate and replace it with a requirement that the Fund invest primarily in income producing equity and fixed income securities. At the same time, the Fund's objective would change from one of seeking to provide long-term capital appreciation and current income to an objective of providing a high level of current income as well as long-term capital appreciation. If the proposal is approved by shareholders, then the Fund would implement certain other changes in its investment policies and strategies as described herein as well as change its name to the "Westwood Income Fund."

Remember - Your Vote Counts!

Your vote is extremely important, even if you only own a few shares. Voting promptly is also important. If we do not receive enough votes, we will have to send additional mailings or resolicit shareholders, which can be very costly and time consuming and which may delay the shareholder meeting. You may receive a reminder call to return your proxy from The Altman Group, a proxy solicitation firm retained by the Trust in connection with the Meeting, or from a representative from the Trust's investment adviser or its affiliates.

Now you can use the Internet or your touch-tone telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, touch-tone telephone or Internet.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy statement matters, please call us toll-free at
(800) GABELLI (800-422-3554).


                                                                 Sincerely,




                                                                 Bruce N. Alpert
                                                                 President

--------------------------------------------------------------------------------

                               THE WESTWOOD FUNDS
                                  (the "Trust")
                              Westwood Realty Fund
                                  (the "Fund")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  June 9, 2005

--------------------------------------------------------------------------------

                                                            One Corporate Center
                                                             Rye, New York 10580
                                                                   (800) GABELLI
                                                                  (800-422-3554)


A Special Meeting of Shareholders of the Fund will be held at 9:00 a.m. on June 9, 2005, at the offices of the Trust at One Corporate Center, Rye, New York 10580, for the following purpose, which is more fully described in the accompanying Proxy Statement:

1.      To approve a change in the investment objective of the Westwood Realty
        Fund.

2. To transact such other business as may properly come before the meeting and any adjourned session of the meeting.

Only shareholders of record at the close of business on May 6, 2005, are entitled to notice of, and to vote at, the meeting and any adjourned session.

                                               By Order of the Board of Trustees

                                               James E. McKee
                                               Secretary

                                               May 16, 2005



--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT WITHOUT REGARD TO THE NUMBER OF SHARES YOU OWN ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON, YOU CAN ALSO VOTE EASILY AND QUICKLY OVER THE INTERNET, BY TOUCH-TONE TELEPHONE, OR BY MAIL. IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO VOTE BY TOUCH-TONE TELEPHONE OR OVER THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU LATER DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOU MAY ALSO CHANGE YOUR VOTE AT ANY TIME PRIOR TO THE MEETING NO MATTER HOW YOU VOTED AS INDICATED IN THE ENCLOSED PROXY STATEMENT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

                               THE WESTWOOD FUNDS
                                  (the "Trust")
                              Westwood Realty Fund
                                  (the "Fund")
                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

                                 PROXY STATEMENT

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2005

                                  INTRODUCTION

        This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of the Trust on behalf of the Fund, for use at a Special Meeting of Shareholders to be held at the offices of the Trust at One Corporate Center, Rye, New York 10580, on June 9, 2005, at 9:00 a.m and at any adjournments thereof (the "Meeting"). Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail or telephone by officers and representatives of the Trust. The expenses in connection with preparing and mailing this statement and the material accompanying it, and the expenses associated with retaining a proxy solicitation firm will be paid by the Trust. The Trust has engaged The Altman Group, a professional proxy solicitation firm, to assist in the solicitation of proxies for which they will be paid a fee of $1,000 plus any related out-of-pocket expenses. This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about May 16, 2005. Additional information about the Trust is available by calling 800-422-3554. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a trust shareholder. If you need more copies of this Proxy Statement, please contact the Trust by calling 800-422-3554. The Trust's most recent prospectus and annual and semi-annual reports are available upon request and without charge by calling 800-422-3554.

        The outstanding voting shares of beneficial interest (the "Shares") of the Fund as of the close of business on May 6, 2005, consisted of the following Shares (each whole Share being entitled to one vote and each fraction of a Share being entitled to a proportionate fraction of a vote):

              Class AAA: 1,133,432.491 Shares.
              Class A:   5,214.583 Shares.
              Class B:   125.122 Shares.
              Class C:   914.190 Shares.
              Class I:   0 Shares.

Only shareholders of record at the close of business on May 6, 2005, are entitled to vote at the Meeting. Any shareholder may revoke his or her proxy at any time prior to the Meeting by (i) a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Trust at its principal executive office, One Corporate Center, Rye, New York 10580, and be received prior to the Meeting to be effective, (ii) voting another proxy of a later date if received prior to the Meeting, or (iii) personally casting his or her vote at the Meeting. If the Fund receives votes by telephone or over the Internet, they will use procedures reasonably designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

        Thirty percent (30%) of the outstanding Shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes (as described below) to approve the proposal are not received, the person named as Proxy Agent may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares present at the Meeting or represented by proxy. When voting on a proposal to adjourn the Meeting, the Proxy Agent will consider whatever factors he or she deems relevant, which factors may include: the nature of the proposal that is proposed to be adjourned, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. For purposes of determining the presence of a quorum, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Since these Shares will be counted as present, but not as voting in favor of any proposal, such "broker non-votes" will have the same effect as if they had been cast against the proposal to change the investment objective of the Fund. "Broker non-votes" are Shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the Shares will be voted.

        All proxies solicited by the Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

        As of May 6, 2005, Gabelli Advisers Inc. (the "Adviser") and its affiliates were believed to possess voting power with respect to 33,550.924 (2.944%) of the outstanding Shares of the Fund, in view of which such Shares could be deemed to be beneficially owned by the Adviser as of such date. The Adviser and its affiliates have advised the Trust that they intend to vote any Shares of the Fund over which they have voting power in favor of the proposal at the Meeting.

                            OVERVIEW OF THE PROPOSAL

        The Meeting is being called for the purposes set forth in the accompanying Notice.

PROPOSAL - TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE REALTY FUND.

Description and Risks of Proposal.
----------------------------------

        The Proposal. At a meeting of the Trustees on February 15, 2005, the Trustees, including the Trustees who are not "interested persons of the Trust" under the Investment Company Act of 1940 (the "1940 Act"), considered and unanimously approved, subject to approval by the shareholders, a proposal to change the Fund's investment objective as described below. The Fund's current investment objective is a fundamental policy that cannot be changed without shareholder approval. If this proposal is approved by shareholders, the new investment objective also will be a fundamental policy that cannot be changed without shareholder approval. The Fund's current and proposed investment objectives are set forth below:

      CURRENT INVESTMENT OBJECTIVE            PROPOSED INVESTMENT OBJECTIVE

To provide long-term capital              To provide a high level of current
appreciation as well as current income.   income as well as long-term capital
The Fund invests primarily in companies   appreciation. The Fund invests
that are engaged in real estate.          primarily in income producing equity
                                          and fixed income securities.

        In approving the proposal, the Trustees considered the recommendations of the Adviser and the Sub-Adviser that it would be prudent, at this time, to proactively change the investment orientation of the Fund to emphasize high current income over capital appreciation and to change the orientation of the Fund to an income-oriented strategy that may invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs"). In this regard, the Adviser and Sub-Adviser noted that REITs had performed extraordinarily well over the past few years and that REIT valuations now appeared to be high. The Adviser and Sub-Adviser stated their concern that, given the Fund's current investment parameters, they were constrained in diversifying the Fund's portfolio in a manner which the Adviser and Sub-Adviser now believe would be appropriate to help protect the Fund from a correction in the REIT market. The proposed change in the Fund's investment objective is, therefore, part of a broader set of recommended changes in the Fund's investment policies and strategies, discussed below, which are designed to provide the Adviser and Sub-Adviser with the latitude to diversify the Fund's portfolio. If the proposed investment objective is approved by shareholders, the Fund may no longer be an appropriate investment for those shareholders who seek growth of capital more than current income and a broad-based exposure to the real estate market without owning real estate directly.

        Additional Changes as a Result of the Proposal. If shareholders approve the proposed changes to the Fund's investment objective, the Fund's name will also be changed to the "Westwood Income Fund" and the Fund's principal investment policies, strategies and risks will be changed to reflect the reorientation of the Fund and the change in its investment objective. In part, the new name will reflect the Fund's investment policy of investing in dividend-paying and/or interest bearing securities as reflected below. The principal investment policies and strategies of the Fund are not fundamental and, therefore may be changed without shareholder approval. The Trustees, however, will not change the name or the principal investment policies and strategies of the Fund at this time if the shareholders do not approve this proposal. As set forth in greater detail below, the principal change in the Fund's investment policies and strategies is to change the Fund's current requirement that it invest at least 80% of its net assets in REITs with a minimum market capitalization of $50 million to a requirement that the Fund invest at least 80% of its net assets in dividend paying and/or interest bearing securities. These securities may include REITs, but also may include many other types of securities as set forth below.

        The Fund's current and proposed principal investment strategies and risks are set forth below:


    CURRENT PRINCIPAL INVESTMENT                 PROPOSED PRINCIPAL INVESTMENT
        STRATEGIES AND RISKS                         STRATEGIES AND RISKS

Principal Investment Strategies:              Principal Investment Strategies:
Under normal market conditions, the Fund      Under normal market conditions, the Fund
invests at least 80% of its net assets        invests at least 80% of its net assets
(which includes, for purposes of this test,   (which includes, for purposes of this
the amount of any borrowings for investment   test, the amount of any borrowings for
purposes) in the securities of publicly       investment purposes) in dividend-paying
traded REITs with a market capitalization     and/or interest bearing securities.  The
(defined as shares outstanding times          Fund's investments include
current market price) of a minimum of $50     dividend-paying common stocks, preferred
million at the time of the Fund's initial     stocks, convertible preferred stocks,
investment.  A REIT is a pooled investment    selected debt instruments, publicly
vehicle which invests primarily in income     traded REITs, master limited
producing real estate or real estate loans    partnerships, royalty trusts, money
or interests.  The Fund's investments         market instruments and other income
include equity REITs, mortgage REITs and      producing securities.
hybrid REITs and other equity securities
engaged in real estate.                       Westwood Management Corp. (the
                                              "Sub-Adviser") invests in companies with
                                              strong and improving cash flow
                                              sufficient to support a healthy or
Westwood Management Corp. (the                rising level of income.  It uses
"Sub-Adviser") invests in REITs with          proprietary, fundamental research to
attractive income and growth                  find appropriate securities for
characteristics.  Securities considered       purchase. Securities considered
for purchase have:                            for purchase have:

o       attractive rankings based on the      o       attractive fundamentals and
        Sub-Adviser's database model                  valuations based on the
o       assets in regions with favorable              Sub-Adviser's internal research
        demographic trends                    o       issuers with strong management
o       assets in sectors with attractive             teams and/or
        long-term fundamentals                o       issuers with good balance sheet
o       issuers with strong management
        teams


        and/or                                fundamentals

o       issuers with good balance sheet       The Sub-Adviser will consider selling a
        fundamentals                          security if fundamentals become
                                              unfavorable within the issuer's internal
                                              operations or industry, there is limited
The Sub-Adviser will consider selling a       growth opportunity, the issuer is at
security if real estate supply-demand         risk of losing its competitive edge, the
fundamentals become unfavorable in the        issuer is serving markets with slowing
issuer's sector or region, there is limited   growth and/or the level of income
growth opportunity, the issuer is at risk     produced becomes unattractive or
of losing its competitive edge and/or the     unsustainable.
issuer is serving markets with slowing
growth.                                       Principal Risks:
                                              The Fund's share price will fluctuate
Principal Risks:                              with changes in the market value of the
The Fund's share price will fluctuate with    Fund's portfolio securities and changes
changes in the market value of the Fund's     in prevailing interest rates.  Stocks
portfolio securities.  Stocks are subject     are subject to market, economic and
to market, economic and business risks that   business risks that cause their prices
cause their prices to fluctuate.  The Fund    to fluctuate and may affect company cash
is also subject to the risks associated       flow such that it is not sufficient to
with direct ownership of real estate.  Real   pay the indicated dividend.  Equity
estate values can fluctuate due to general    securities, including common and
and local economic conditions, overbuilding   preferred stock as well as master
or undersupply, changes in zoning and other   limited partnership units, with higher
laws and a number of other factors.  An       current yields than equity securities,
investor in the Fund is subject to the risk   in general, may be more sensitive to
that the real estate industry will            fluctuations in prevailing interest
underperform other industries or the stock    rates.  Investing in debt securities
market generally.  Your investment in the     involves interest rate and credit
Fund is not guaranteed and you could lose     risks.  When interest rates rise, the
some or all of the amount you invested in     value of the portfolio's debt securities
the Fund.                                     generally declines.  The magnitude of
                                              the decline will often be greater for
You May Want to Invest in the Fund if:        longer-term debt securities than
    o   you are a long-term investor          shorter-term debt securities.  It is
    o   you seek current income as well as    also possible that the issuer of a
        growth of capital                     security will not be able to make
    o   you seek to invest in a market        interest and principal payments when
        which does not correlate directly     due.  Investing in certain types of debt
        with other equity markets             securities involves pre-payment risk.
    o   you seek broad-based exposure to      Pre-payment risk is the risk that the
        the real estate market without        Fund may experience losses when an
        owning real estate directly           issuer exercises its right to pay
                                              principal on an obligation held by the
You May Not Want to Invest in the Fund if:    Fund (such as a mortgage-backed
    o   you are conservative in your          security) earlier than expected.  To the
        investment approach                   extent that the Fund's portfolio is
    o   you seek stability of principal       invested in REITs, the Fund is also
        more than growth of capital           subject to the risks associated with
                                              direct ownership of real estate.  Real
                                              estate values can fluctuate due to
                                              general and local economic conditions,
                                              overbuilding or undersupply, changes in
                                              zoning and other laws and a number of
                                              other factors.  Your investment in the
                                              Fund is not guaranteed and you could
                                              lose some or all of the amount you
                                              invested in the Fund.

                                              You May Want to Invest in the Fund if:
                                                  o   You are a long-term investor
                                                  o   You seek a high level of current
                                                      income as well as growth of
                                                      capital

                                              You May Not Want to Invest in the Fund
                                              if:
                                                  o   You seek growth of capital more
                                                      than current income

Board Recommendation.
---------------------

        The Trustees, including the non-interested Trustees, have concluded that it is in the best interests of the Fund and its shareholders to modify the fundamental investment objective as set forth above, and recommends that shareholders vote FOR the proposal. If approved by shareholders, the change to the Fund's investment objective, as well as the changes to the Fund's investment policies and strategies discussed above, will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the Fund's shareholders, the Fund's current fundamental investment objective and investment policies and strategies discussed above will not change.

Required Vote.
--------------

        The affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the Fund is required for the approval of this proposal. Under the 1940 Act, the vote of the holders of a "majority of outstanding voting securities" means the vote of (l) the holders of 67% or more of the Shares of the Fund represented at the Meeting, if more than 50% of the Shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund, whichever is less.

        The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal.

Information About the Adviser, Administrator and Distributor.
------------------------------------------------------------

        Gabelli Advisers Inc., which is located at One Corporate Center, Rye, New York 10580, serves as the Trust's investment adviser and administrator. Westwood Management Corp., which is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, serves as the Trust's sub-investment adviser. PFPC Inc., which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's sub-administrator. Gabelli & Company, Inc., which is located at One Corporate Center, Rye, New York 10580, serves as the Trust's distributor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of May 6, 2005, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

        As of May 6, 2005, the following shareholders owned of record or beneficially 5% or more of the Fund's shares:

                Name and Address                   Percentage        Amount and Nature of
                                                    of Class              Ownership

Class AAA -     Charles Schwab & Co., Inc.           36.47%              413,412.645
                Special Custody Account                                    Record
                FBO Ben. of Custs.
                Attn:  Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104-4122

Class A -       State Street Bank & Trust Co.        37.76%               1,969.238
                IRA Custodian  FBO Jeanne E. Knehr                       Beneficial
                P.O. Box 393
                Sparta, NJ 07871-0393

                A.G. Edwards & Sons Inc.             59.51%               3,103.415
                FBO G. Ann Uhlir                                         Beneficial
                1901 Highland Park
                Denton, TX 76205-6932

Class B -       National Investor Services           91.69%                114.724
                55 Water Street, 32nd Floor                                Record
                New York, NY  10041-3299

                Gabelli Asset Management Inc.         8.31%                10.398
                Attn:  Chief Financial Officer                           Beneficial
                One Corporate Center
                Rye, NY  10580-1422

Class C -       Raymond James & Assoc. Inc.          39.51%                361.156
                FBO Runyon Scott                                         Beneficial
                880 Carillon Pkwy.
                St. Petersburg, FL 33716-1100

                Robert W. Baird & Co., Inc.          23.25%                212.536
                777 East Wisconsin Avenue                                  Record
                Milwaukee, WI  53202-5300

                State Street Bank & Trust Co.        36.12%                330.251
                IRA Custodian for Carmella A.                              Record
                Stagakis
                7674 Tahiti Lane, Building 8,
                Unit 206
                Lake Worth, FL 33467-4924

        The following table shows the nature, amount and percentage of Fund shares owned by each Trustee and principal executive officer, as of May 6, 2005:

                                  Amount and Nature of            Percent of
                             Beneficial Ownership/Title of        Ownership
 Name of Trustee/Officer                 Class                   in the Fund
--------------------------- --------------------------------- ------------------
Disinterested Trustees
----------------------
Anthony J. Colavita         Class AAA/Beneficial(1)                   *

James P. Conn               None                                     None

Werner J. Roeder, M.D.      Class AAA/Record                          *

Salvatore J. Zizza          None                                     None


Interested Trustee
------------------
Karl Otto Pohl              None                                     None


Principal Executive
Officer
-------------------
Bruce N. Alpert**           Class AAA/Beneficial                      *

*    Less than 1%.


** Mr. Alpert is President, Treasurer and Principal Executive and Financial Officer of the Trust.


OTHER MATTERS

        While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. The Trustees presently are not aware of any other matters that will come before the Meeting. If an event not now anticipated, or any other matters properly come before the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the Proxy Agents named therein, or their substitutes, present and acting at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

        The Trust does not hold annual shareholder meetings. Shareholders who wish to submit proposals for inclusion in a proxy statement for any future shareholder meeting must present such proposals to the Secretary of the Trust, One Corporate Center, Rye, New York 10580. The Trustees are not accepting shareholder proposals at this Meeting.

Dated:  May 16, 2005.


--------
(1) Shares are owned by Mr. Colavita's wife.

                                                                       Exhibit A



     ---------------------------------------------------------------------------
                         THREE EASY WAYS TO VOTE YOUR PROXY

              Read the Proxy Statement and have the Proxy card at hand.

        TELEPHONE: Call 1-800-690-6903 and follow the recorded instructions.
         INTERNET: Go to www.proxyweb.com and follow the on-line directions.
                MAIL: Vote, sign, date and return your proxy by mail.

      If you vote by Telephone or Internet, you do not need to mail your proxy.
                                            -----------------------
     ---------------------------------------------------------------------------


                                  FORM OF PROXY

                               THE WESTWOOD FUNDS
                              One Corporate Center
                               Rye, New York 10580

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                           THE BOARD OF TRUSTEES
                                 SPECIAL MEETING OF SHAREHOLDERS -- JUNE 9, 2005

The undersigned shareholder of The Westwood Funds (the "Trust") hereby appoints Bruce N. Alpert and James E. McKee as attorneys and proxies of the undersigned ("Proxy Agents"), with full power of substitution, to vote at the meeting and all adjournments and postponements thereof, all of the shares of beneficial interest of the Trust standing in the name of the undersigned at the close of business on May 6, 2005, at the Special Meeting of Shareholders of the Trust to be held at the offices of The Westwood Funds at One Corporate Center, Rye, New York 10580, at 9:00 a.m. on June 9, 2005, and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power thereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion.

                                         Date:____________________________

                                   The undersigned acknowledges receipt with this proxy card of a copy of the notice of Special Meeting of Shareholders and the Proxy Statement
                                   ---------------------------------------------



                                   ---------------------------------------------
                                   Signature(s)         (Please sign in the Box)
                                   PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. IF A CORPORATION,
                                   PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.


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Please fill in box as shown using black or blue ink or number 2 pencil |X|.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSAL LISTED BELOW UNLESS OTHERWISE INDICATED.

                                      THE WESTWOOD FUNDS
                                     Westwood Realty Fund


                                       VOTE ON PROPOSAL

                                         FOR            AGAINST          ABSTAIN

1.    TO APPROVE A CHANGE IN             |_|              |_|              |_|
      THE INVESTMENT OBJECTIVE
      OF THE WESTWOOD REALTY
      FUND




BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXY AGENT TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" THE PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. If you do not intend to personally attend the meeting, please complete, detach and mail the lower portion of this card at once in the enclosed envelope.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.